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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2005


                           James Monroe Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

            Virginia                    000-32641               54-1941875
  (State or other jurisdiction    Commission File Number     (I.R.S. Employer
      of incorporation)                                     Identification No.)

    3033 Wilson Boulevard, Arlington, Virginia                     22201
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 703.524.8100

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

         / / Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         / / Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)

         / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

         On October 17, 2005, James Monroe Bancorp issued the press release attached as exhibit 99.

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

       99         Press Release dated October 17, 2005




                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             JAMES MONROE BANCORP, INC.

                             By: /s/ Richard I. Linhart
                                 ----------------------------------------
                                 Richard I Linhart, Executive Vice President,
                                 Chief Operating Officer


                             By: /s/ John J. Brough
                                 ----------------------------------------
                                 John J. Brough, Senior Vice President,
                                 Chief Financial Officer


Dated: October 17, 2005